UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2008

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits.

The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-134553 as an exhibit thereto and is filed as part of this Report.

(d)	Exhibits.

Exhibit 1.1	Form of underwriting agreement for depositary shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ James J. Killerlane III
James J. Killerlane III Vice President

Date: February 11, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 1.1	Form of underwriting agreement for depositary shares